SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 6, 1998

                             Mercury Finance Company
               (Exact name of registrant as specified in charter)


         Delaware                    1-10176          36-3627010
(State of other jurisdiction       (Commission       (IRS Employer
   of incorporation)               File Number)     Identification No.)



100 Field Drive, Lake Forest, Illinois                                  60045
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code (847) 295-8600





                              N/A
  (Former name or former address, if changed since last report)



Item 5.   Other Events.

     On July 8, 1998, the Registrant issued a press release with respect to an involuntary petition (the "Petition") for a Chapter 11 bankruptcy proceeding filed in the U.S. Bankruptcy Court for the Northern District of Illinois on July 6, 1998, by several litigants in the Registrant's pending securities lawsuits.
A copy of the press release and the Petition are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K and are incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.    Description of Document

          99.1 Press release dated July 8, 1998 issued by the Registrant.

          99.2 Involuntary Petition filed in the United States Bankruptcy Court for the Northern District of Illinois dated July 6, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Mercury Finance Company

Date:  July 10, 1998          By:  William A. Brandt, Jr.
                              Its: President/C.E.O.